                                                                  Exhibit (e)(2)

                                   SCHEDULE I

                          Funds/Portfolios and Classes

Institutional Money Market Fund
   Aon Captives Class
   Capital Class
   Institutional Class
   Premium Class
   Select Class
   SL Agency Class
   Trust Class

Prime Money Market Fund
   Capital Class
   Institutional Class
   Premium Class
   Select Class
   SL Agency Class
   Trust Class

Government Money Market Fund
   Capital Class
   Institutional Class
   Premium Class
   Select Class
   SL Agency Class
   Trust Class

Treasury Money Market Fund
   Capital Class
   Institutional Class
   Premium Class
   Select Class
   SL Agency Class
   Trust Class

LifePath Retirement Portfolio
   Class I
   Class R
   Class R-1
   Class S

LifePath 2010 Portfolio
   Class I
   Class R
   Class S

Schedule I to Barclays Global Investors Funds Distribution Agreement

LifePath 2020 Portfolio
   Class I
   Class R
   Class R-1
   Class S

LifePath 2030 Portfolio
   Class I
   Class R
   Class R-1
   Class S

LifePath 2040 Portfolio
   Class I
   Class R
   Class R-1
   Class S

LifePath 2050 Portfolio
   Class I
   Class R
   Class R-1
   Class S

Bond Index Fund

S&P 500 Stock Fund

BGI CoreAlpha Bond Fund
   S Class

Amended and Approved by the Board of Trustees of Barclays Global Investors Funds on September 3, 2009.

Schedule I to Barclays Global Investors Funds Distribution Agreement